Cost of Sales	12 Months Ended
Mar. 31, 2023
Text Block [Abstract]
Cost of Sales
7.	COST OF SALES

Year ended,	March 31, 2023	March 31, 2022

Total cost of sales is comprised of:

Cost of steel revenue	$2,160.2	$2,054.6

Cost of freight revenue	182.4	173.1

Cost of non-steel revenue	46.1	64.3

	$2,388.7	$2,292.0

Inventories recognized as cost of sales:	$2,206.4	$2,118.9

Net inventory write-downs as a result of net realizable value lower than cost included in cost of sales:	$23.0	$2.8

Depreciation included in cost of steel revenue for the year ended March 31, 2023 was $
95.0 million (March 31, 2022 - $86.7 million). Wages and benefits included in cost of steel revenue for the year ended March 31, 2023 was $375.6 million (March 31, 2022 - $305.6 million). Past service costs of $47.9 million, as described below, are included in cost of steel revenue for the year ended March 31, 2023.
Federal Greenhouse Gas Pollution Pricing Act
On June 28, 2019, the Company became subject to the Federal Greenhouse Gas Pollution Pricing Act (the “Carbon Tax Act”). The Carbon Tax Act was enacted with retroactive effect to January 1, 2019. During the year ended March 31, 2023, total Carbon Tax recognized in cost of sales as an expense was $7.2 million. During the year ended March 31, 2022, total Carbon tax recognized as a reduction in cost of sales was $0.6 million.
Past service cost recognition
The collective bargaining agreements with Local 2251 and Local 2724 were ratified in August 2022 and September 2022, respectively; and became effective as of August 1, 2022. The settlement resulted in a past service cost adjustment related to the defined benefit pension plan and other post-employment benefits of $44.5 million and $3.4 million
,
respectively, of which $47.9 million was recorded in cost of steel revenue for the year ended March 31, 2023 (nil for the year ended March 31, 2022).